SCHWAB ANNUITY PORTFOLIOS

Schwab MarketTrack Growth Portfolio II
(the “portfolio”)

Supplement dated July 19, 2011 to the
Prospectus dated April 30, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective July 21, 2011, Daniel Kern, the portfolio manager of the portfolio will be replaced by Jake M. Gilliam. Accordingly, the following changes to the Prospectus are effective on July 21, 2011:

The “Portfolio manager” section on Pages 4 of the Prospectus is deleted and replaced in its entirety with the following:

Jake M. Gilliam, CFA, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the portfolio. He was appointed portfolio manager in 2011.

Paragraph 4 of the “Fund management” Section on Page 62 of the Prospectus is deleted and replaced in its entirety with the following:

Jake M. Gilliam, CFA, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the portfolio. He was appointed portfolio manager in 2011. Since 2007, he has been a portfolio manager with the Schwab Institutional Asset Management team.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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